Exhibit (p)
THRIVENT FINANCIAL FOR LUTHERANS
Power of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, does hereby constitute and appoint Paul R. Johnston, Tonia Nicole James Gilchrist, Jenna K. Jenson, and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—
Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—
Thrivent Variable Annuity Account II (File No. 333-71853);
—
Thrivent Variable Annuity Account A (File No. 033-82054);
—
Thrivent Variable Annuity Account B (File No. 333-76154);
—
Thrivent Variable Annuity Account C (File No. 333-232464);
—
Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—
Thrivent Variable Insurance Account A (File No. 333-76152);
—
Thrivent Variable Insurance Account B (File No. 333-232463);
—
Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
This Power of Attorney hereby revokes any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
/s/Deborah M. Ackerman
Deborah M. Ackerman Director

Dated: April 3, 2023

THRIVENT FINANCIAL FOR LUTHERANS
Power of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, does hereby constitute and appoint Paul R. Johnston, Tonia Nicole James Gilchrist, Jenna K. Jenson, and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—
Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—
Thrivent Variable Annuity Account II (File No. 333-71853);
—
Thrivent Variable Annuity Account A (File No. 033-82054);
—
Thrivent Variable Annuity Account B (File No. 333-76154);
—
Thrivent Variable Annuity Account C (File No. 333-232464);
—
Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—
Thrivent Variable Insurance Account A (File No. 333-76152);
—
Thrivent Variable Insurance Account B (File No. 333-232463);
—
Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
This Power of Attorney hereby revokes any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
/s/N. Cornell Boggs III
N. Cornell Boggs III Chair of the Board of Directors

Dated: April 3, 2023

THRIVENT FINANCIAL FOR LUTHERANS
Power of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, does hereby constitute and appoint Paul R. Johnston, Tonia Nicole James Gilchrist, Jenna K. Jenson, and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—
Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—
Thrivent Variable Annuity Account II (File No. 333-71853);
—
Thrivent Variable Annuity Account A (File No. 033-82054);
—
Thrivent Variable Annuity Account B (File No. 333-76154);
—
Thrivent Variable Annuity Account C (File No. 333-232464);
—
Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—
Thrivent Variable Insurance Account A (File No. 333-76152);
—
Thrivent Variable Insurance Account B (File No. 333-232463);
—
Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
This Power of Attorney hereby revokes any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
/s/Kenneth A. Carow
Kenneth A. Carow Director

Dated: April 3, 2023

THRIVENT FINANCIAL FOR LUTHERANS
Power of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, does hereby constitute and appoint Paul R. Johnston, Tonia Nicole James Gilchrist, Jenna K. Jenson, and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—
Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—
Thrivent Variable Annuity Account II (File No. 333-71853);
—
Thrivent Variable Annuity Account A (File No. 033-82054);
—
Thrivent Variable Annuity Account B (File No. 333-76154);
—
Thrivent Variable Annuity Account C (File No. 333-232464);
—
Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—
Thrivent Variable Insurance Account A (File No. 333-76152);
—
Thrivent Variable Insurance Account B (File No. 333-232463);
—
Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
This Power of Attorney hereby revokes any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
/s/Bradford N. Creswell
Bradford N. Creswell Director

Dated: April 3, 2023

THRIVENT FINANCIAL FOR LUTHERANS
Power of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, does hereby constitute and appoint Paul R. Johnston, Tonia Nicole James Gilchrist, Jenna K. Jenson, and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—
Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—
Thrivent Variable Annuity Account II (File No. 333-71853);
—
Thrivent Variable Annuity Account A (File No. 033-82054);
—
Thrivent Variable Annuity Account B (File No. 333-76154);
—
Thrivent Variable Annuity Account C (File No. 333-232464);
—
Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—
Thrivent Variable Insurance Account A (File No. 333-76152);
—
Thrivent Variable Insurance Account B (File No. 333-232463);
—
Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
This Power of Attorney hereby revokes any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
/s/Lynn Crump-Caine
Lynn Crump-Caine Director

Dated: April 3, 2023

THRIVENT FINANCIAL FOR LUTHERANS
Power of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, does hereby constitute and appoint Paul R. Johnston, Tonia Nicole James Gilchrist, Jenna K. Jenson, and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—
Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—
Thrivent Variable Annuity Account II (File No. 333-71853);
—
Thrivent Variable Annuity Account A (File No. 033-82054);
—
Thrivent Variable Annuity Account B (File No. 333-76154);
—
Thrivent Variable Annuity Account C (File No. 333-232464);
—
Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—
Thrivent Variable Insurance Account A (File No. 333-76152);
—
Thrivent Variable Insurance Account B (File No. 333-232463);
—
Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
This Power of Attorney hereby revokes any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
/s/Eric J. Draut
Eric J. Draut Director

Dated: April 3, 2023

THRIVENT FINANCIAL FOR LUTHERANS
Power of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, does hereby constitute and appoint Paul R. Johnston, Tonia Nicole James Gilchrist, Jenna K. Jenson, and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—
Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—
Thrivent Variable Annuity Account II (File No. 333-71853);
—
Thrivent Variable Annuity Account A (File No. 033-82054);
—
Thrivent Variable Annuity Account B (File No. 333-76154);
—
Thrivent Variable Annuity Account C (File No. 333-232464);
—
Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—
Thrivent Variable Insurance Account A (File No. 333-76152);
—
Thrivent Variable Insurance Account B (File No. 333-232463);
—
Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
This Power of Attorney hereby revokes any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
/s/Kirk D. Farney
Kirk D. Farney Director

Dated: April 11, 2023

THRIVENT FINANCIAL FOR LUTHERANS
Power of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, does hereby constitute and appoint Paul R. Johnston, Tonia Nicole James Gilchrist, Jenna K. Jenson, and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—
Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—
Thrivent Variable Annuity Account II (File No. 333-71853);
—
Thrivent Variable Annuity Account A (File No. 033-82054);
—
Thrivent Variable Annuity Account B (File No. 333-76154);
—
Thrivent Variable Annuity Account C (File No. 333-232464);
—
Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—
Thrivent Variable Insurance Account A (File No. 333-76152);
—
Thrivent Variable Insurance Account B (File No. 333-232463);
—
Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
This Power of Attorney hereby revokes any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
/s/Mary Jane Fortin
Mary Jane Fortin President, Chief Commercial Officer

Dated: April 3, 2023

THRIVENT FINANCIAL FOR LUTHERANS
Power of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, does hereby constitute and appoint Paul R. Johnston, Tonia Nicole James Gilchrist, Jenna K. Jenson, and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—
Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—
Thrivent Variable Annuity Account II (File No. 333-71853);
—
Thrivent Variable Annuity Account A (File No. 033-82054);
—
Thrivent Variable Annuity Account B (File No. 333-76154);
—
Thrivent Variable Annuity Account C (File No. 333-232464);
—
Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—
Thrivent Variable Insurance Account A (File No. 333-76152);
—
Thrivent Variable Insurance Account B (File No. 333-232463);
—
Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
This Power of Attorney hereby revokes any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
/s/Rev. Mark A. Jeske
Rev. Mark A. Jeske Director

Dated: April 4, 2023

THRIVENT FINANCIAL FOR LUTHERANS
Power of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, does hereby constitute and appoint Tonia Nicole James Gilchrist, Jenna K. Jenson, and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—
Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—
Thrivent Variable Annuity Account II (File No. 333-71853);
—
Thrivent Variable Annuity Account A (File No. 033-82054);
—
Thrivent Variable Annuity Account B (File No. 333-76154);
—
Thrivent Variable Annuity Account C (File No. 333-232464);
—
Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—
Thrivent Variable Insurance Account A (File No. 333-76152);
—
Thrivent Variable Insurance Account B (File No. 333-232463);
—
Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
This Power of Attorney hereby revokes any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
/s/Paul R. Johnston
Paul R. Johnston Executive Vice President, Chief Legal Officer, General Counsel & Secretary

Dated: April 4, 2023

THRIVENT FINANCIAL FOR LUTHERANS
Power of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, does hereby constitute and appoint Paul R. Johnston, Tonia Nicole James Gilchrist, Jenna K. Jenson, and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—
Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—
Thrivent Variable Annuity Account II (File No. 333-71853);
—
Thrivent Variable Annuity Account A (File No. 033-82054);
—
Thrivent Variable Annuity Account B (File No. 333-76154);
—
Thrivent Variable Annuity Account C (File No. 333-232464);
—
Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—
Thrivent Variable Insurance Account A (File No. 333-76152);
—
Thrivent Variable Insurance Account B (File No. 333-232463);
—
Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
This Power of Attorney hereby revokes any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
/s/Jill B. Louis
Jill B. Louis Director

Dated: April 3, 2023

THRIVENT FINANCIAL FOR LUTHERANS
Power of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, does hereby constitute and appoint Paul R. Johnston, Tonia Nicole James Gilchrist, Jenna K. Jenson, and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—
Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—
Thrivent Variable Annuity Account II (File No. 333-71853);
—
Thrivent Variable Annuity Account A (File No. 033-82054);
—
Thrivent Variable Annuity Account B (File No. 333-76154);
—
Thrivent Variable Annuity Account C (File No. 333-232464);
—
Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—
Thrivent Variable Insurance Account A (File No. 333-76152);
—
Thrivent Variable Insurance Account B (File No. 333-232463);
—
Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
This Power of Attorney hereby revokes any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
/s/Kathryn V. Marinello
Kathryn V. Marinello Director

Dated: April 3, 2023

THRIVENT FINANCIAL FOR LUTHERANS
Power of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, does hereby constitute and appoint Paul R. Johnston, Tonia Nicole James Gilchrist, Jenna K. Jenson and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—
Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—
Thrivent Variable Annuity Account II (File No. 333-71853);
—
Thrivent Variable Annuity Account A (File No. 033-82054);
—
Thrivent Variable Annuity Account B (File No. 333-76154);
—
Thrivent Variable Annuity Account C (File No. 333-232464);
—
Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—
Thrivent Variable Insurance Account A (File No. 333-76152);
—
Thrivent Variable Insurance Account B (File No. 333-232463);
—
Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
This Power of Attorney hereby revokes any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
/s/Brian J. McGrane
Brian J. McGrane Director

Dated: April 3, 2023

THRIVENT FINANCIAL FOR LUTHERANS
Power of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, does hereby constitute and appoint Paul R. Johnston, Tonia Nicole James Gilchrist, Jenna K. Jenson, and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—
Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—
Thrivent Variable Annuity Account II (File No. 333-71853);
—
Thrivent Variable Annuity Account A (File No. 033-82054);
—
Thrivent Variable Annuity Account B (File No. 333-76154);
—
Thrivent Variable Annuity Account C (File No. 333-232464);
—
Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—
Thrivent Variable Insurance Account A (File No. 333-76152);
—
Thrivent Variable Insurance Account B (File No. 333-232463);
—
Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
This Power of Attorney hereby revokes any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
/s/Nichole B. Pechet
Nichole B. Pechet Director

Dated: April 3, 2023

THRIVENT FINANCIAL FOR LUTHERANS
Power of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, does hereby constitute and appoint Paul R. Johnston, Tonia Nicole James Gilchrist, Jenna K. Jenson, and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—
Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—
Thrivent Variable Annuity Account II (File No. 333-71853);
—
Thrivent Variable Annuity Account A (File No. 033-82054);
—
Thrivent Variable Annuity Account B (File No. 333-76154);
—
Thrivent Variable Annuity Account C (File No. 333-232464);
—
Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—
Thrivent Variable Insurance Account A (File No. 333-76152);
—
Thrivent Variable Insurance Account B (File No. 333-232463);
—
Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
This Power of Attorney hereby revokes any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
/s/Teresa J. Rasmussen
Teresa J. Rasmussen President, Chief Executive Officer, and Director

Dated: April 10, 2023

THRIVENT FINANCIAL FOR LUTHERANS
Power of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, does hereby constitute and appoint Paul R. Johnston, Tonia Nicole James Gilchrist, Jenna K. Jenson and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—
Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—
Thrivent Variable Annuity Account II (File No. 333-71853);
—
Thrivent Variable Annuity Account A (File No. 033-82054);
—
Thrivent Variable Annuity Account B (File No. 333-76154);
—
Thrivent Variable Annuity Account C (File No. 333-232464);
—
Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—
Thrivent Variable Insurance Account A (File No. 333-76152);
—
Thrivent Variable Insurance Account B (File No. 333-232463);
—
Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
This Power of Attorney hereby revokes any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
/s/Angela S. Rieger
Angela S. Rieger Director

Dated: April 3, 2023

THRIVENT FINANCIAL FOR LUTHERANS
Power of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of THRIVENT FINANCIAL FOR LUTHERANS (the “Company”), a Wisconsin fraternal benefit society, does hereby constitute and appoint Paul R. Johnston, Tonia Nicole James Gilchrist, Jenna K. Jenson, and Kathleen M. Koelling, each or any of them, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution and resubstitution to sign in his or her name, place and stead, any and all registration statements, and any amendments or supplements thereto, withdrawals thereof, reports, and any other form of application for exemptive relief, or documents to be filed with the Securities and Exchange Commission or with any other federal or state securities or insurance regulatory agency or authority, and to file the same, with all exhibits thereto and other documents, in connection with:
—
Thrivent Variable Annuity Account I (File No. 333-89488 – [VA2002 & VA2005]), (File No. 333-216125 – [AdvisorFlex VA]), (File No. 333-229611 [AdvisorFlex]); (File No. 333-237618 [Retirement Choice Variable Annuity]);
—
Thrivent Variable Annuity Account II (File No. 333-71853);
—
Thrivent Variable Annuity Account A (File No. 033-82054);
—
Thrivent Variable Annuity Account B (File No. 333-76154);
—
Thrivent Variable Annuity Account C (File No. 333-232464);
—
Thrivent Variable Life Account I (File No. 333-233397 – [Accumulation VUL]), (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 - [Series 1997]);
—
Thrivent Variable Insurance Account A (File No. 333-76152);
—
Thrivent Variable Insurance Account B (File No. 333-232463);
—
Thrivent Variable Insurance Account C (File No. 333-232481);
granting unto such attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done or incidental to the performance and execution of the power herein expressly granted, as fully to all intent and purpose as he or she might or could do in person in his or her capacity as a Director or officer of the Company, hereby ratifying and confirming all that such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
This Power of Attorney hereby revokes any power of attorney previously given by the undersigned relating to the Company's Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.
/s/David S. Royal
David S. Royal Executive Vice President, Chief Financial & Investment Officer

Dated: April 3, 2023